Exhibit 10.28.1
The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

March 25, 2016
Sandoz, Inc. (“Sandoz”)
100 College Rd. West
Princeton, NJ 08540
Attention: Peter Goldschmidt, President Sandoz US, Head of North America
NOVARTIS, AG (“Novartis AG” and, together with Sandoz, the “Novartis Parties”)
Lichtstrasse 35
CH-4056 Basel
Switzerland
Re: Voltaren® Gel Authorized Generic
Dear Mr. Goldschmidt:
This Letter Agreement (“Letter Agreement”), entered into as of the date written above (the “Letter Agreement Effective Date”), is by and among Sandoz, Novartis AG and Endo Ventures Limited (“Endo” and collectively with Sandoz and Novartis AG, the “Parties”). Reference is made to that certain Amended and Restated License and Supply Agreement (the “License Agreement”) by and among the Parties, dated as of December 11, 2015, with effect as of July 1, 2016. Any capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the License Agreement unless otherwise specified.
The Parties, intending to be legally bound, hereby agree to amend the terms of the License Agreement, as set forth herein, as of the Letter Agreement Effective Date:

1.
Manufacturing. Notwithstanding anything to the contrary in the License Agreement, Sandoz shall: (a) manufacture (or have manufactured on Sandoz’s behalf) Endo’s orders for Generic Licensed Product pursuant to the Manufacturing Plan attached hereto as Exhibit A (the “Manufacturing Plan”); and (b) shall use commercially reasonable efforts to deliver Endo’s orders for Generic Licensed Product pursuant to the Manufacturing Plan, or related Purchase Order(s) issued thereunder, (and further shall use commercially reasonable efforts to expedite delivery in advance of the dates specified therein). Sandoz and Endo shall cooperate and confer regularly regarding the progress of such manufacturing efforts, and shall notify each other promptly of any delays (actual or reasonably forseeable) that result or may result in a manufacturing or delivery delay of Generic Licensed Product.

2.
Purchase Orders. Notwithstanding anything to the contrary in the License Agreement, the parties agree that the terms and conditions of the License Agreement shall apply to all purchase orders submitted pursuant to Section 1.

3.	Contingent Royalty. Section 6.1(c) of the License Agreement is hereby amended to modify the Contingent Royalty payable on July 1, 2016 as follows:

(i)	if, as of July 1, 2016, there has been no Generic Entry, the Contingent Royalty payable on July 1 equals ***;

(ii)	if, as of July 1, 2016, there has been at least ***, but not more than *** Generic Entries, the Contingent Royalty payable on July 1 equals ***; or

(iii)	if, as of July 1, 2016, there have been more than *** Generic Entries, the Contingent Royalty payable on July 1 ***.

4.
The terms and conditions of this Letter Agreement and any disclosures made thereunder shall remain confidential as among the Parties, pursuant to the confidentiality obligations set forth in the License Agreement; provided, that for the purposes of this Letter Agreement, such obligations shall become effective as of the Effective Date.

5.	This Letter Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

6.	Except as specifically amended hereby, all terms and conditions of the License Agreement remain in full force and effect.
[Signature Page Follows]

Each of Endo, Novartis AG and Sandoz has caused this Letter Agreement to be executed by their duly authorized representatives as of the day and year first above written.

Very truly yours,
ENDOVENTURES LIMITED
BY:	Robert Cobuzzi
NAME:	Robert Cobuzzi
TITLE:	Director
ACCEPTED AND AGREED:
SANDOZ, INC.

BY:	/s/ Peter Goldschmidt
NAME:	Peter Goldschmidt
TITLE:	President, Sandoz US, Head of N. America
NOVARTIS, AG

BY:	/s/Felix R Ehrat
NAME:	Felix R. Ehrate
TITLE:	Group General Counsel

BY:	/s/ Harry Kirsch
NAME:	Harry Kirch
TITLE:	CFO

Exhibit A
Manufacturing Plan
***